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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
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                  Subsidiary                  Jurisdiction of Organization        Type of Entity
                  ----------                  ----------------------------        --------------

ElderTrust Operating Limited Partnership               Delaware              Limited partnership
ET Sub-Phillipsburg, L.L.C.                            Delaware              Limited liability company
ET Sub-Windsor I, L.L.C.                               Delaware              Limited liability company
ET Sub-Windsor II, L.L.C.                              Delaware              Limited liability company
ET Sub-SMOB, L.L.C.                                    Delaware              Limited liability company
ET Sub-GENPAR, L.L.C.                                  Delaware              Limited liability company
ET Sub-Lopatcong, L.L.C.                               Delaware              Limited liability company
ET Sub-Heritage Woods, L.L.C.                          Delaware              Limited liability company
ET Sub-Pleasant View, L.L.C.                           Delaware              Limited liability company
ET Sub-Lacey I, L.L.C.                                 Delaware              Limited liability company
ET Sub-Willowbrook Limited Partnership, L.L.P.         Virginia              Limited liability partnership
ET Sub-Riverview Ridge Limited Partnership, L.L.P.     Virginia              Limited liability partnership
ET Sub-Highgate, L.P.                                  Pennsylvania          Limited partnership
ET Sub-Woodbridge, L.P.                                Pennsylvania          Limited partnership
ET Sub-Rittenhouse Limited Partnership, L.L.P.         Virginia              Limited liability partnership
ET Sub-Wayne I Limited Partnership, L.L.P.             Virginia              Limited liability partnership
ET Sub-Belvedere Limited Partnership, L.L.P.           Virginia              Limited liability partnership
ET Sub-Chapel Manor Limited Partnership, L.L.P.        Virginia              Limited liability partnership
ET Sub-Harston Hall Limited Partnership, L.L.P.        Virginia              Limited liability partnership
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.     Virginia              Limited liability partnership
ET Sub-Silverlake Limited Partnership, L.L.P.          Virginia              Limited liability partnership
ET Sub-POB I Limited Partnership, L.L.P.               Virginia              Limited liability partnership
ET Sub-DCMH Limited Partnership, L.L.P.                Virginia              Limited liability partnership
ET Sub-Vernon Court, L.L.C.                            Delaware              Limited liability company
ET Sub-Heritage Andover, L.L.C.                        Delaware              Limited liability company

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